PRUDENTIAL FLEXGUARD® INCOME
SINGLE PREMIUM DEFERRED INDEX-LINKED AND VARIABLE ANNUITY
Issued by
PRUCO LIFE INSURANCE COMPANY and PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated January 27, 2022
To
Prospectus dated September 8, 2021

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

This Supplement contains information about the Prudential FlexGuard Income Index-Linked and Variable Annuity (“B Series”).

If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

The following changes are effective when filed.

A.Appendix A of the prospectus, “Interim Value of Index Strategies,” is amended by adding the following information:

The fair value of the replicating portfolio of options for each Index Strategy is determined according to the following formulas:

For the Cap Rate Index Strategy, the replicating portfolio of options is equal to AMC – OMC – OMP
For the Step Rate Plus Index Strategy, the replicating portfolio of options is equal to (Step Rate * BC) + (Participation Rate*OMC) – OMP
For the Tiered Participation Rate Index Strategy, the replicating portfolio of options is equal to AMC + [(2nd Tier Participation Rate – 1st Tier Participation Rate) * OMC] – OMP
Where,
A.AMC is an At-the-money call option
B.OMC is an Out-of-the-money call option
C.OMP is an Out-of-the-money put option, and
D.BC is a Binary call option (inclusive of the bull spread)

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